THIRD AMENDMENT
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


          AMENDMENT NO. 3 dated as of June 29, 2001 to the Registration Rights Agreement dated November 22, 1995, as amended by the First Amendment to Registration Rights Agreement dated as of May 17, 1996, and by the Second Amendment to Registration Rights Agreement dated as of February 7, 1997 (as so amended, the "REGISTRATION RIGHTS AGREEMENT"), by and between The Estee Lauder Companies Inc. (the "COMPANY"), Leonard A. Lauder ("LAL"), Ronald S. Lauder ("RSL"), William P. Lauder, Gary M. Lauder, Aerin Lauder Zinterhofer, Jane Lauder, LAL Family Partners L.P., Lauder & Sons L.P., LAL, RSL and Ira T. Wender, as trustees (the "EL TRUSTEES"), u/a/d as of June 2, 1994, as amended, between Estee Lauder ("EL"), as settlor, and the EL Trustees, and known as "The Estee Lauder 1994 Trust Agreement", LAL and Joel S. Ehrenkranz, as trustees (the "LAL TRUSTEES"), u/a/d as of November 16, 1995, between EL, as settlor, and the LAL Trustees, and known as "The LAL 1995 Preferred Stock Trust", the trustees of the various other trusts set forth on the signature pages thereof and Morgan Guaranty Trust Company of New York in its capacity as pledgee of RSL. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Registration Rights Agreement.

                               W I T N E S S E T H
                               - - - - - - - - - -

          WHEREAS, Aerin Lauder Zinterhofer and Richard D. Parsons, as Trustee of (a) the Trust f/b/o Aerin Lauder u/a/d December 15, 1976 created by Estee Lauder and Joseph H. Lauder, as Grantors (the "ACCUMULATION TRUST"), and (b) the Trust f/b/o Aerin Lauder u/a/d December 15, 1976 created by Ronald S. Lauder, as Grantor (the "DISTRIBUTION TRUST" and, together with the Accumulation Trust, the "TRUSTS") are parties to the Registration Rights Agreement;

          WHEREAS, the Trusts are distributing shares of Registrable Class A Common Stock (in the form of 5,152,545 shares of Class B Common Stock of the Company) to the Trust f/b/o Aerin Lauder Zinterhofer u/a/d April 24, 2000 created by Aerin Lauder Zinterhofer, as Grantor (the "ALZ TRUST"), instead of distributing them to Aerin Lauder Zinterhofer; and

          WHEREAS, in order to clarify any ambiguity in respect of shares of Registrable Class A Common Stock to be held by the ALZ Trust, the parties hereto desire to amend the Registration Rights Agreement as provided herein.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:

          1. AMENDMENT. SCHEDULE A to the Registration Rights Agreement is hereby amended by adding thereto as a Holder the ALZ Trust. The ALZ Trust shall be bound by all of the terms of the Registration Rights Agreement, as amended through the date hereof, to the same extent as the other parties party thereto, and the ALZ Trust shall

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


hereafter be a Holder under the Registration Rights Agreement as if it were an original signatory thereto. Set forth on EXHIBIT A hereto are the names and addresses for notices and copies which are hereby added to SCHEDULE A to the Registration Rights Agreement.

          2.   MISCELLANEOUS.

          2.1 CONFIRMATION OF OTHER PROVISIONS. All other provisions of the Registration Rights Agreement are hereby confirmed. From and after the date hereof, each reference in the Registration Rights Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and refer to the Registration Rights Agreement as amended hereby.

          2.2 BINDING EFFECT. This Amendment No. 3 will be binding upon and inure to the benefit of and be enforceable by, the parties and their permitted successors (which shall include in the case of an individual, such individual's estate, guardian, conservator or committee) and assigns.

          2.3 AMENDMENTS. This Amendment No. 3 may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          2.4 GOVERNING LAW. This Amendment No. 3 shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflicts of laws to the extent the application of the laws of another jurisdiction would be required thereby).

          2.5 COUNTERPARTS. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.

          2.6 TRUSTEE'S CAPACITY. With respect to obligations of trustees who are parties hereto in their capacity as trustees of one or more trusts, this Amendment No. 3 shall be binding upon such trustees only in their capacities as trustees, not individually and not with respect to any Registrable Securities other than Registrable Securities held by them in their capacity as trustees of such trusts.



             [The remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment No. 3 as of the date first above written.


                                THE ESTEE LAUDER COMPANIES INC.



                                By:    /s/ FRED H. LANGHAMMER
                                ------------------------------------------------
                                    Name:  Fred H. Langhammer
                                    Title: President and Chief Executive Officer



                                       /s/ LEONARD A. LAUDER
                                ------------------------------------------------
                                Leonard A. Lauder, (a) individually, (b) as
                                Managing Partner of LAL Family Partners L.P.,
                                (c) as Trustee of The Estee Lauder 1994 Trust,
                                (d) as a Class B General Partner of Lauder &
                                Sons L.P., and (e) as Trustee of The 1995 Estee Lauder LAL Trust (a Class B General Partner of Lauder & Sons L.P.)



                                       /s/ RONALD S. LAUDER
                                ------------------------------------------------
                                Ronald S. Lauder, (a) individually, (b) as
                                Trustee of The Descendents of RSL 1966 Trust,
                                (c) as Trustee of The Estee Lauder 1994 Trust,
                                (d) as a Class B General Partner of Lauder &
                                Sons L.P., (e) as Trustee of The 1995 Estee
                                Lauder RSL Trust (a Class B General Partner of Lauder & Sons L.P.) and (f) as Chairman of the Ronald S. Lauder Foundation



                                       /s/ WILLIAM P. LAUDER
                                ------------------------------------------------
                                William P. Lauder, (a) individually and (b) as Trustee of The 1992 Leonard A. Lauder Grantor Retained Annuity Trust

                                       /s/ GARY M. LAUDER
                                ------------------------------------------------
                                Gary M. Lauder, (a) individually, (b) as Trustee of The 1992 Leonard A. Lauder Grantor
                                Retained Annuity Trust, (c) as custodian under the New York Uniform Transfers to Minors Act for the benefit of Danielle Lauder and (d) as custodian under the New York Uniform Transfers to Minors Act for the benefit of Rachel Lauder



                                       /s/ AERIN LAUDER ZINTERHOFER
                                ------------------------------------------------
                                Aerin Lauder Zinterhofer



                                       /s/ JANE LAUDER
                                ------------------------------------------------
                                Jane Lauder



                                       /s/ JOEL S. EHRENKRANZ
                                ------------------------------------------------
                                Joel S. Ehrenkranz, (a) as Trustee of the 1992 Leonard A. Lauder Grantor Retained Annuity Trust, and (b) as Trustee of The 1995 Estee Lauder LAL Trust (a Class B General Partner of Lauder & Sons L.P.)



                                      /s/ RICHARD D. PARSONS
                                ------------------------------------------------
                                Richard D. Parsons, (a) as Trustee of the Trust f/b/o Aerin Lauder and Jane Lauder u/a/d December 15, 1976, created by Estee Lauder and Joseph H. Lauder, as Grantors, (b) as Trustee of the Trust f/b/o Aerin Lauder and Jane Lauder u/a/d December 15, 1976, created by Ronald S. Lauder, as Grantor, (c) as Trustee of The 1995 Estee Lauder RSL Trust (a Class B General Partner of Lauder & Sons L.P.) and (d) as Trustee of the Trust f/b/o Aerin Lauder Zinterhofer u/a/d April 24, 2000, created by Aerin Lauder Zinterhofer, as Grantor

                                       /s/ IRA T. WENDER
                                ------------------------------------------------
                                Ira T. Wender, (a) as Trustee of The Estee
                                Lauder 1994 Trust, (b) as Trustee of The 1995 Estee Lauder LAL Trust (a Class B General Partner of Lauder & Sons L.P.) and (c) as Trustee of The 1995 Estee Lauder RSL Trust (a Class B General Partner of Lauder & Sons L.P.)



                                       /s/ DANIEL J. AARON
                                ------------------------------------------------
                                Daniel J. Aaron, as Trustee of the Separate
                                Share Trust f/b/o Gary M. Lauder u/a/d December 15, 1976, created by Leonard A. Lauder, as Grantor



                                Morgan Guaranty Trust Company of New York, in its capacity as pledgee of Ronald S. Lauder



                            By:        /s/ JEFFREY B. WESTCOTT
                                ------------------------------------------------
                                Name:  Jeffrey B. Westcott
                                Title:  Vice President

                                       EXHIBIT A

---------------------------------------------------------------------------------------------
       NAME OF HOLDER                NOTICE ADDRESS                  COPIES TO
---------------------------------------------------------------------------------------------
 Trustee of the Trust f/b/o    Richard D. Parsons           Patterson, Belknap, Webb & Tyler
 Aerin Lauder Zinterhofer      75 Rockefeller Plaza         1133 Avenue of the Americas
 u/a/d April 24, 2000,         29th Floor                   New York, New York 10036
 created by Aerin Lauder       New York, New York 10019     Attn:  Christopher Angell, Esq.
 Zinterhofer, as Grantor       Telecopy: (212) 275-3085     Telecopy:  (212) 336-2222
---------------------------------------------------------------------------------------------



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